Exhibit 99.1

Minerva Surgical Announces $30 Million Private Placement of Common Stock Led by Accelmed Partners

Santa Clara, Calif. – December 27, 2022 (GLOBE NEWSWIRE) – Minerva Surgical, Inc. (Nasdaq: UTRS) (Minerva Surgical or the Company), a women’s health company focused on the treatment of Abnormal Uterine Bleeding (AUB), announced today that it has entered into a share purchase agreement for the sale of 146,627,565 shares (subject to adjustment for any stock split occurring prior to closing) of its common stock in a private placement, led by Accelmed, with participation by New Enterprise Associates, at an offering price of $0.2046 per share (subject to adjustment for any stock split occurring prior to closing). Following the offering, Accelmed will become the controlling stockholder of Minerva Surgical.

Gross proceeds of the private placement are expected to be approximately $30 million, before deducting placement agent fees and other expenses payable by Minerva Surgical. Piper Sandler is acting as sole placement agent for the private placement. The private placement is expected to close in the first quarter of 2023 subject to the satisfaction of customary closing conditions and approval of the private placement by the Minerva Surgical stockholders. It is a condition to closing that the Company’s Board of Directors be composed of a majority of directors designated by AccelMed.

Minerva Surgical intends to use the net proceeds from the proposed private placement, together with existing cash and cash equivalents, to support operations, research and development activities, working capital and other general corporate purposes. With the proceeds from the private placement, Minerva Surgical expects to extend its cash runway for at least the next 12 months.

“We are very proud to be supported by these investors and are excited to welcome Accelmed in furthering our mission,” said David M. Clapper, Minerva Surgical’s Chief Executive Officer. “This investment will provide us with the cash runway to enter a new chapter of growth and continue to serve the uterine healthcare needs of women with our best-in-class surgical products.”

“We are excited to acquire a controlling stake in Minerva Surgical and are looking forward to working with management to improve its operational performance and build a meaningful women’s health platform” said Dr. Uri Geiger, Managing Partner of Accelmed.

The securities being issued and sold in the private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state’s securities laws, and are being issued and sold pursuant to an exemption from registration under the Securities Act. The securities may not be offered or sold, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. Minerva Surgical has agreed to file a registration statement with the Securities and Exchange Commission (SEC) registering the resale of the shares of common stock to be issued in this private placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements may include, but are not limited to, statements regarding the closing of the private placement, registration of the shares of commons stock being to be issued and sold in the private placement, the Company’s use of proceeds from the private placement and management’s beliefs regarding the Company’s cash runway following the closing of the private placement. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Actual results may differ materially from these statements and from actual or future events due to a variety of factors, including: the closing conditions for the private placement may not be satisfied or waived; the Company may experience disruptions in its business due to the private placement and the transaction contemplated thereby; and any use of proceeds may not occur as expected. Other factors that could cause actual results to differ materially from those contemplated in this press release can be found in the Risk Factors section of the Company’s most recent quarterly report on Form 10-Q for the quarter ended September 30, 2022, as filed with the SEC on November 14, 2022, and available at www.SEC.gov. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. All statements other than statements of historical fact are forward-looking statements. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in the Company’s business.

Additional Information and Where to Find It

In connection with a special meeting of stockholders (the Special Meeting) to approve the private placement and other matters, the Company will file a notice of special meeting and proxy statement with the SEC. STOCKHOLDERS OF MINERVA SURGICAL, INC. ARE URGED TO READ THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders can obtain free copies of the notice of special meeting and proxy statement and other documents when they become available by contacting the Company at 4255 Burton Dr., Santa Clara, California 95054, attention: Investor Relations, telephone: (855) 646-7874. In addition, documents filed with the SEC by the Company are available free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposals to be voted on by stockholders at the Special Meeting. Information about the participants in the proxy solicitation of their direct and indirect interests, by security holdings or otherwise, will be included in the Company’s notice of special meeting and proxy statement for its Special Meeting. This document will be available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Minerva Surgical, Inc. as described above.

About Minerva Surgical, Inc.

Minerva Surgical is a commercial-stage medical technology company focused on developing, manufacturing, and commercializing minimally invasive solutions to meet the distinct uterine healthcare needs of women. The Company has established a broad product line of commercially available, minimally invasive alternatives to hysterectomy, which are designed to address the most common causes of Abnormal Uterine Bleeding (AUB) in most uterine anatomies. The Minerva Surgical solutions can be used in a variety of medical treatment settings and aim to address the drawbacks associated with alternative treatment methods and to preserve the uterus by avoiding unnecessary hysterectomies.

About Accelmed Partners.

Accelmed is a U.S.-based private equity firm focused on acquiring and investing in U.S. commercial stage, lower middle market HealthTech companies. Since 2009, Accelmed has deployed over half a billion dollars into companies spanning medical devices, diagnostics, digital health and technology-enabled healthcare services. Accelmed seeks to accelerate value and scale innovation across the HealthTech field by bringing to bear the team’s industry experience, operational and financial expertise, and strong global relationships. For more information, please visit www.accelmed.com.

MEDIA AND INVESTOR RELATIONS CONTACTS

Mike Clapper

mike.clapper@minervasurgical.com

804-295-7676

Caroline Corner

investors@minervasurgical.com

415-202-5678

RELATED LINKS: https://www.minervasurgical.com, https://www.aubandme.com